Bingham McCutchen LLP

One Federal Street

Boston, MA 02110

May 5, 2011

VIA EDGAR

Securities and Exchange Commission

Division of Investment Management

100 F Street, NE

Washington, D.C. 20549

Re:	Legg Mason Partners Variable Income Trust

(filing relates solely to Legg Mason Western Asset Variable Global High Yield Bond Portfolio, Legg Mason Western Asset Variable High Income Portfolio and Legg Mason Western Asset Variable Strategic Bond Portfolio (the “Funds”))

(File Nos. 33-40603 and 811-06310)

Ladies and Gentlemen:

On behalf of Legg Mason Partners Variable Income Trust, a Maryland statutory trust (the “Trust”), we hereby certify pursuant to Rule 497(j) under the Securities Act of 1933, as amended (the “1933 Act”), that the forms of Prospectuses and the Statements of Additional Information relating to the Funds, each a series of the Trust, that would have been filed by the Trust pursuant to Rule 497(c) under the 1933 Act upon the effectiveness of Post-Effective Amendment No. 62 to the registration statement for the Trust (the “Amendment”) relating to the Funds would not have differed from those contained in the Amendment. The Amendment, which was filed via the EDGAR system on April 25, 2011 and became effective on May 1, 2011, is the most recent amendment to the Trust’s registration statement.

Please call Mana Behbin at (202) 373-6599 or the undersigned at (617) 951-8267 with any comments or questions relating to the filing.

Sincerely,

/s/ Barry N. Hurwitz

Barry N. Hurwitz